                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

            FIRST AMENDMENT, dated as of December 6, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of September 1, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among R.H. Donnelley Corporation ("Holdings"), R.H. Donnelley Inc. (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the "Administrative Agent"), J.P. Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger and the other agents parties thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Borrower and Holdings have requested that the Lenders amend the Credit Agreement to provide for (i) a new tranche of term loans in an aggregate principal amount of $200,000,000 (the "Tranche A-3 Term Loans"), the proceeds of which will be utilized to refinance a portion of the currently outstanding Tranche B-2 Term Loans and which, except as amended hereby, will have the same terms as the Tranche A-2 Term Loans and (ii) a new tranche of term loans in an aggregate principal amount of $1,444,586,306.02 (the "Tranche D Term Loans" and, together with the Tranche A-3 Term Loans, the "New Term Loans"), the proceeds of which will be utilized to refinance that portion of the Tranche B-2 Term Loans not refinanced with proceeds of the Tranche A-3 Term Loans and which, except as amended hereby, will have the same terms as the Tranche B-2 Term Loans;

            WHEREAS, the Borrower and Holdings have also requested that the Lenders agree to effect certain other modifications to the Credit Agreement as described herein;

            WHEREAS, each existing Tranche B-2 Term Lender (an "Existing Tranche B-2 Term Lender") that executes and delivers this Amendment specifically in the capacity of a renewing term lender (a "Renewing Term Lender") will be deemed (a) to have agreed to the terms of this Amendment, (b) upon the First Amendment Effective Date (as defined below), to have made a commitment to make Tranche D Term Loans in an aggregate principal amount up to, but not in excess of, the product of (i) its Tranche B-2 Term Percentage and (ii) $1,444,586,306.02 (as to each such Tranche B-2 Term Lender, the "Maximum Tranche B-2 Rolled Amount"), and
(c) upon the First Amendment Effective Date, to have made Tranche D Term Loans in such amount (not in excess of its Maximum Tranche B-2 Rolled Amount) as is determined by the Borrower and the Lead Arrangers and notified to such Existing Tranche B-2 Term Lender on or prior to the First Amendment Effective Date by exchanging Tranche B-2 Term Loans in such amount for Tranche D Term Loans in an equal principal amount;

            WHEREAS, each Person that executes and delivers this Amendment in the capacity of a tranche A-3 term lender (an "Tranche A-3 Term Lender") or in the capacity of an additional tranche D term lender (an "Additional Tranche D Term Lender", and, together with the Tranche A-3 Term Lenders, the "Additional Term Lenders" (which term will include any

Existing Tranche B-2 Term Lender undertaking a commitment in respect of Tranche D Term Loans in excess of its Maximum Tranche B-2 Rolled Amount, to the extent of such excess)) will make Tranche A-3 Term Loans or Tranche D Term Loans, as the case may be ("Additional Term Loans"), on the First Amendment Effective Date, the proceeds of which will be used to repay the principal amount of outstanding Tranche B-2 Term Loans;

            WHEREAS, the Lenders are willing, subject to the terms and conditions set forth herein, to so amend the Credit Agreement; and

            WHEREAS, the Renewing Term Lenders and the Additional Term Lenders (collectively, the "New Term Lenders") are severally willing to make the New Term Loans as contemplated hereby, in each case, subject to the terms and conditions set forth herein.

            NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

            SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. Supplement to the Credit Agreement.

            2.1. Subject to the terms and conditions set forth herein, (i) each Renewing Term Lender agrees to make Tranche D Term Loans to the Borrower on the First Amendment Effective Date in such amount (not in excess of its Maximum Tranche B-2 Rolled Amount) as is determined by the Borrower and the Lead Arrangers and notified to such Lender on or prior to the First Amendment Effective Date by exchanging its Tranche B-2 Term Loans in such amount for Tranche D Term Loans in an equal principal amount and (ii) each Additional Term Lender agrees to make Tranche A-3 Term Loans and/or Tranche D Term Loans, as the case may be, to the Borrower on the First Amendment Effective Date in a principal amount equal to such Additional Term Lender's Tranche A-3 Term Loan Commitment or Tranche D Term Loan Commitment, as the case may be. For purposes hereof and of the Credit Agreement, a Person shall become an Additional Term Lender by executing and delivering to the Administrative Agent, on or prior to the First Amendment Effective Date, a written instrument in a form satisfactory to the Administrative Agent (a "Joinder Agreement") pursuant to which such Person (i) commits to make Additional Term Loans on the First Amendment Effective Date in the amounts set forth in such Joinder Agreement and (ii) agrees to become party to the Credit Agreement as a Tranche A-3 Term Lender or a Tranche D Term Lender, as the case may be, and to be bound by the terms and provisions thereof. The "Tranche A-3 Term Loan Commitment" or "Tranche D Term Loan Commitment", as the case may be, of such Additional Term Lender shall be the amount set forth in its Joinder Agreement or such lesser amount as is allocated to it by the Borrower and the Lead Arrangers by notice to such Lender prior to the First Amendment Effective Date. The Tranche A-3 Term Loan Commitments and the Tranche D Term Loan Commitments of the New Term Lenders are several and no New Term Lender shall be responsible for any other New Term Lender's failure to make New Term Loans. The amount of each Renewing Term Lender's Tranche D Term Loan and the amount of each Additional Term Lender's Tranche A-3 Term Loan Commitment or Tranche D Term Loan Commitment, as applicable, shall be recorded by the Administrative Agent on its books on the First Amendment Effective Date and notified to the applicable New Term Lender. For purposes hereof, the "First Amendment Effective Date" shall be a Business Day selected by the Borrower occurring on or after December 6, 2004 and prior to December 31, 2004, on which each of the conditions set forth in Section 5 is satisfied. The Borrower shall give the Administrative Agent at least one Business Day's prior written notice of the date selected by it as the First Amendment Effective Date.

            2.2. On the First Amendment Effective Date all outstanding Eurodollar Loans shall be deemed to be repaid and the Borrower shall make any payments required to be made pursuant to Section 4.11 of the Credit Agreement in connection therewith. Notwithstanding anything to the contrary in the Credit Agreement, with the approval of the Administrative Agent the Borrower shall be permitted to designate the length of the initial Interest Periods to be applicable to the New Term Loans to be made on the First Amendment Effective Date which are Eurodollar Loans.

            2.3. On the First Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Term Loans to (i) prepay in full all Tranche B-2 Term Loans (after giving effect to New Term Loans made by Renewing Term Lenders to repay their Tranche B-2 Term Loans). On the First Amendment Effective Date, the Borrower shall also pay to each Tranche B-2 Term Lender (i) all accrued and unpaid interest on all Tranche B-2 Term Loans and (ii) all amounts payable pursuant to Section 4.11 of the Credit Agreement as a result of the prepayment of such Lender's Tranche B-2 Term Loans.

            2.4. On and after the First Amendment Effective Date, each reference contained in the following definitions and Sections to "Tranche B-2 Term Loans", "Tranche B-2 Maturity Date" and Tranche B-2 Term Facility" shall be deemed a reference to "Tranche D Term Loans", "Tranche D Maturity Date" and "Tranche D Term Facility", respectively: "Interest Period", "Non-Cash Pay Holdings Debt", "Non-Cash Pay Preferred Stock", "Permitted Holdings Debt", Section 4.16 and
Section 11.1. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Lender that was a Tranche B-2 Term Lender prior to the First Amendment Effective Date in respect of such Lender's Term Loans and Commitments under the Credit Agreement prior to the First Amendment Effective Date.

            SECTION 3. Amendment of the Credit Agreement. The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, as follows:

            3.1. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

            (a) by inserting the following new definitions in appropriate alphabetical order:

                  "Designated Additional Indebtedness": any Additional Senior
            Unsecured Notes or Additional Senior Subordinated Debt incurred pursuant to Section 8.2(a)(xv) and designated, at the time of the incurrence thereof, by the Borrower as being incurred for one or more of the permitted uses of the Tranche C Term Loans under this Agreement by written notice to such effect by the Borrower to the Administrative Agent; provided that the aggregate amount of Additional Senior Unsecured Notes and Additional Senior Subordinated Debt which may be designated as Designated Additional Indebtedness pursuant to this Agreement shall not exceed $400,000,000.

                  "First Amendment": the First Amendment to this Agreement,
            dated as of December 6, 2004.

                  "First Amendment Effective Date": the date on which the
            conditions precedent set forth in Section 5 of the First Amendment shall have been satisfied.

                  "Quarterly Excess Cash Flow": for any fiscal quarter of
            Holdings, (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal quarter, (ii) the amount of all non-cash charges (including depreciation, amortization and non-cash taxes) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal quarter, and (iv) the aggregate net amount of non-cash loss on the Disposition of property by Holdings and its Subsidiaries during such fiscal quarter, to the extent deducted in arriving at such Consolidated Net Income less (b) the sum, without duplication, of
            (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by Holdings and its Subsidiaries in cash during such fiscal quarter on account of Consolidated Capital Expenditures (excluding the principal amount of Indebtedness incurred to finance such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including the Term Loans) of Holdings and its Subsidiaries made during such fiscal quarter (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (iv) increases in Consolidated Working Capital for such fiscal quarter, and (v) the aggregate net amount of non-cash gain on the Disposition of property by Holdings and its Subsidiaries during such fiscal quarter (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income.

                  "Tranche A-3 Term Lender": each Lender that holds a Tranche
            A-3 Term Loan.

                  "Tranche A-3 Term Loan": as defined in the First Amendment.

                  "Tranche A-3 Term Percentage": as to any Tranche A-3 Lender at
            any time, the percentage which the aggregate principal amount of such Lender's Tranche A-3 Term Loans then outstanding constitutes the aggregate principal amount of all the Tranche A-3 Term Loans then outstanding.

                  "Tranche D Maturity Date": June 30, 2011.

                  "Tranche D Prepayment Amount": as defined in Section 4.2(h).

                  "Tranche D Term Lender": each Lender that holds a Tranche D
            Term Loan.

                  "Tranche D Term Loan": as defined in the First Amendment.

                  "Tranche D Term Percentage": as to any Tranche D Lender at any
            time, the percentage which the aggregate principal amount of such Lender's Tranche D Term Loans then outstanding constitutes the aggregate principal amount of all the Tranche D Term Loans then outstanding.

            (b) by deleting clause (ii) of the definition of Allocated Expenditure Use Amounts in its entirety and inserting in lieu thereof the following:

                  "(ii) the aggregate amount of Restricted Payments made
            pursuant to Section 8.6(e) and, to the extent made in reliance on borrowings of Tranche C Term Loans or Designated Additional Indebtedness, Section 8.6"

            (c) by amending and restating the definition of Applicable Margin to read in its entirety as follows:

                  "Applicable Margin": for each Type of Loan, the rate per annum set forth below:

                                       Eurodollar Loans          Base Rate Loans
                                       ----------------          ---------------
Revolving Loans and Swingline Loans         2.00%                     1.00%
Tranche A-2 Term Loans                      2.00%                     1.00%
Tranche A-3 Term Loans                      1.75%                     0.75%
Tranche D Term Loans                        1.75%                     0.75%

            provided, that, on and after the first Adjustment Date occurring after the Closing Date (in the case of Revolving Loans, Swingline Loans and Tranche A-2 Term Loans) or the First Amendment Effective Date (in the case of Tranche A-3 Term Loans), the Applicable Margin with respect to Revolving Loans, Swingline Loans, Tranche A-2 Term Loans and Tranche A-3 Term Loans will be determined pursuant to the Pricing Grid and provided, further, that (a) if at any time the Applicable Margin with respect to any outstanding Tranche C Term Loans is more than 0.25% greater than the Applicable Margin with respect to Tranche D Term Loans, the Applicable Margin with respect to Tranche D Term Loans shall be increased such that the Applicable Margin with respect to such Tranche D Term Loans is equal to the margins applicable to each Type of Tranche C Term Loan minus 0.25% and (b) solely for the purpose of determining any adjustment to the Applicable Margin with respect to Tranche D Term Loans required by clause (b) above, the Applicable Margin with respect to Tranche C

            Term Loans shall reflect any original issue discount ("OID") applicable to the Tranche C Term Loans (with OID being equated to Applicable Margin based on an assumed four-year life to maturity).

            (d) by deleting the definition Excluded Indebtedness in its entirety and substituting in lieu thereof the following new definition:

                  "Excluded Indebtedness": all Indebtedness permitted by Section
            8.2(a), other than Indebtedness permitted by clause (xv) and clause (xviii) thereof, provided that any Designated Additional Indebtedness shall also be Excluded Indebtedness.

            (e) by deleting the definition Facility in its entirety and substituting in lieu thereof the following new definition:

                  "Facility": each of (a) the Tranche A-2 Term Loans and the
            Tranche A-3 Term Loans (collectively, the "Tranche A Term Facility"), (b) the Tranche D Term Loans (the "Tranche D Term Facility") and (c) the Revolving Commitments and the extensions of credit made thereunder (the "Revolving Facility").

            (f) by amending the existing definitions "First Amendment" and "First Amendment Effective Date" to be "Existing First Amendment" and "Existing First Amendment Effective Date", respectively, and by amending each reference contained in the Credit Agreement (as in effect immediately prior to the First Amendment Effective Date) to "First Amendment" and "First Amendment Effective Date" to be "Existing First Amendment" and "Existing First Amendment Effective Date", respectively.

            (g) by deleting the definition Term Lenders in its entirety and substituting in lieu thereof the following new definition:

                  "Term Lenders": the collective reference to the Tranche A-2
            Term Lenders, the Tranche A-3 Term Lenders and the Tranche D Term Lenders.

            (h) by deleting the definition Term Loans in its entirety and substituting in lieu thereof the following new definition:

                  "Term Loans": the collective reference to the Tranche A-2 Term
            Loans, the Tranche A-3 Term Loans and the Tranche D Term Loans.

            3.2. Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended by deleting paragraph (b) in its entirety and substituting in lieu thereof the following:

                  "(b) The Tranche A-3 Term Loan of each Tranche A-3 Lender
            shall mature in 21 consecutive quarterly installments, commencing on December 31, 2004, each of which shall be in an amount equal to such Lender's Tranche A-3 Term Percentage multiplied by the amount set forth below opposite such installment:

Installment                             Principal Amount
-----------                             ----------------
December 31, 2004                          $ 6,000,000
March 31, 2005                             $ 6,000,000
June 30, 2005                              $ 6,000,000
September 30, 2005                         $ 8,000,000
December 31, 2005                          $ 8,000,000
March 31, 2006                             $ 8,000,000
June 30, 2006                              $ 8,000,000
September 30, 2006                         $ 8,000,000
December 31, 2006                          $ 8,000,000
March 31, 2007                             $ 8,000,000
June 30, 2007                              $ 8,000,000
September 30, 2007                         $ 8,000,000
December 31, 2007                          $ 8,000,000
March 31, 2008                             $ 8,000,000
June 30, 2008                              $ 8,000,000
September 30, 2008                         $10,000,000
December 31, 2008                          $10,000,000
March 31, 2009                             $10,000,000
June 30, 2009                              $10,000,000
September 30, 2009                         $20,000,000
December 31, 2009                          $26,000,000

                  (c) The Tranche D Term Loan of each Tranche D Lender shall mature in 27 consecutive quarterly installments, commencing on December 31, 2004, each of which shall be in an amount equal to such Lender's Tranche D Term Percentage multiplied by the amount set forth below opposite such installment:

Installment                      Principal Amount
-----------                      ----------------
December 31, 2004                $  3,611,465.76
March 31, 2005                   $  3,611,465.76
June 30, 2005                    $  3,611,465.76
September 30, 2005               $  3,611,465.76
December 31, 2005                $  3,611,465.76
March 31, 2006                   $  3,611,465.76
June 30, 2006                    $  3,611,465.76
September 30, 2006               $  3,611,465.76
December 31, 2006                $  3,611,465.76
March 31, 2007                   $  3,611,465.76
June 30, 2007                    $  3,611,465.76
September 30, 2007               $  3,611,465.76
December 31, 2007                $  3,611,465.76
March 31, 2008                   $  3,611,465.76

Installment                      Principal Amount
-----------                      ----------------
June 30, 2008                    $  3,611,465.76
September 30, 2008               $  3,611,465.76
December 31, 2008                $  3,611,465.76
March 31, 2009                   $  3,611,465.76
June 30, 2009                    $  3,611,465.76
September 30, 2009               $  3,611,465.76
December 31, 2009                $  3,611,465.76
March 31, 2010                   $216,687,945.90
June 30, 2010                    $216,687,945.90
September 30, 2010               $216,687,945.90
December 31, 2010                $216,687,945.90
March 31, 2011                   $249,191,137.79
June 30, 2011                    $252,802,603.67

            , provided, however, that in the event there shall be more than $25,000,000 in aggregate principal amount of the Senior Unsecured Notes outstanding on June 30, 2010, the aggregate outstanding unpaid principal amount of the Tranche D Term Loans shall be due and payable on June 30, 2010."

            3.3. Amendment to Section 4.1. Section 4.1 of the Credit Agreement is hereby amended

            (a) by deleting paragraph (b) in its entirety and substituting in lieu thereof the following:

                  "(b) Notwithstanding anything to the contrary in Section
            4.1(a) or 4.8, with respect to the amount of any optional prepayment described in Section 4.1(a) that is allocated to Tranche D Term Loans (such amounts, the "Optional Tranche D Prepayment Amount"), at any time when Tranche A-2 Term Loans or Tranche A-3 Term Loans remain outstanding, the Borrower will, in lieu of applying such amount to the prepayment of Tranche D Term Loans as provided in Sections 4.1(a) and 4.8, on the date specified in Section 4.1(a) for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche D Lender a Prepayment Option Notice as described below. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Tranche D Lender a Prepayment Option Notice, which shall be in the form of Exhibit G (a "Prepayment Option Notice"), and shall include an offer by the Borrower to prepay on the date (each an "Optional Prepayment Date") that is 4 Business Days after the date of the Prepayment Option Notice, the relevant Term Loans of such Lender by an amount equal to the portion of the Optional Tranche D Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche

            D Term Loans. Any Tranche D Lender which wishes to accept any or all of the prepayment applicable to its Tranche D Term Loans shall be required to execute and return the Prepayment Option Notice to the Administrative Agent no later than 5:00 P.M., New York City time, on the date that is 3 Business Days after the date of the Prepayment Option Notice. On the Optional Prepayment Date, (i) the Borrower shall pay to the relevant Tranche D Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans in respect of which such Lenders have accepted prepayment as described above and (ii) the Tranche A-2 Term Loans and Tranche A-3 Term Loans shall be prepaid in an aggregate amount equal to the portion of the Optional Tranche D Prepayment Amount not accepted by the relevant Lenders, and such amount shall be applied to the prepayment of the Tranche A-2 Term Loans and Tranche A-3 Term Loans to the extent so required."

            (b) by adding the following new paragraph (c) immediately after existing paragraph (b):

                  "(c) Notwithstanding anything to the contrary, all voluntary prepayments of Tranche D Term Loans effected on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans which both (x) are incurred for the primary purpose of refinancing the Tranche D Term Loans and decreasing the Applicable Margin with respect thereto and (y) otherwise have terms and conditions (and are in an aggregate principal amount) substantially the same as those of the Tranche D Term Loans, shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayment."

            3.4. Amendment to Section 4.2. Section 4.2 of the Credit Agreement is hereby amended by deleting paragraph (h) in its entirety and substituting in lieu thereof the following:

                  "(h) Notwithstanding anything to the contrary in Section
            4.2(g) or 4.8, with respect to the amount of any mandatory prepayment described in Section 4.2 that is allocated to Tranche D Term Loans (such amounts, the "Tranche D Prepayment Amount"), at any time when Tranche A-2 Term Loans or Tranche A-3 Term Loans remain outstanding, the Borrower will, in lieu of applying such amount to the prepayment of Tranche D Term Loans as provided in paragraph (g) above, on the date specified in Section 4.2 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche D Lender a Prepayment Option Notice. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Tranche D Lender a Prepayment Option Notice and shall include an offer by the Borrower to prepay on the date (each a "Mandatory Prepayment Date") that is 4 Business Days after the date of the Prepayment Option Notice, the relevant Term Loans of such Lender by an amount equal to the portion of the Tranche D Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche D Term Loans. Any Tranche D

            Lender which wishes to accept any or all of the prepayment applicable to its Tranche D Term Loans shall be required to execute and return the Prepayment Option Notice to the Administrative Agent no later than 5:00 P.M., New York City time, on the date that is 3 Business Days after the date of the Prepayment Option Notice. On the Mandatory Prepayment Date, (i) the Borrower shall pay to the relevant Tranche D Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans in respect of which such Lenders have accepted prepayment as described above, (ii) the Tranche A-2 Term Loans and Tranche A-3 Term Loans shall be prepaid in an aggregate amount equal to the portion of the Tranche D Prepayment Amount not accepted by the relevant Lenders, and such amount shall be applied to the prepayment of the Tranche A-2 Term Loans and Tranche A-3 Term Loans to the extent so required."

            3.5. Amendment to Section 4.8. Section 4.8 of the Credit Agreement is hereby amended by:

            (a) deleting the words "Tranche B-2 Term Percentages" from paragraph
      (a) thereof and substituting in lieu thereof "Tranche A-3 Term Percentages, Tranche D Term Percentages".

            (b) deleting the words "and Tranche B-2 Term Loans" from paragraph
      (b) thereof and substituting in lieu thereof ", Tranche A-3 Term Loans and Tranche D Term Loans".

            3.6. Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby amended by deleting the reference to "Section 8.6(i)" contained in clause (iii) and substituting in lieu thereof "Section 8.6 (other than paragraphs (d) and (e) thereof)".

            3.7. Amendments to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended by:

            (a) deleting the reference to "clause (a)(ii)" contained in paragraph (e)(i) of Section 8.6 and substituting in lieu thereof "clause
      (a)(i)".

            (b) deleting paragraph (h) in its entirety and substituting in lieu thereof the following new paragraph (h):

                  "(h) Restricted Payments not otherwise permitted by this
            Section, so long as the aggregate amount of such Restricted Payments, together with all other Restricted Payments made pursuant to this Section 8.6(h) since the First Amendment Effective Date, shall not exceed at any time the sum of (i) $150,000,000 plus (ii)
            (x) 50% of Quarterly Excess Cash Flow with respect to each fiscal quarter of the Borrower ending on or after December 31, 2004 in which Quarterly Excess Cash Flow is greater than $0 minus (y) 100% of the absolute value of Quarterly Excess Cash Flow with respect to each fiscal quarter of the Borrower ending on or after December 31, 2004 in which Quarterly Excess Cash Flow is less than $0 (provided in no event shall this clause (ii) be deemed to be less than $0); and"

            (c) deleting paragraph (i) in its entirety and substituting in lieu thereof the following new paragraph (i):

                  "(i) Holdings may, so long as no Default or Event of Default shall have then occurred and be continuing or shall result therefrom, repurchase the Preferred Stock or pay dividends in respect thereof up to the aggregate amount of Net Cash Proceeds received from borrowings of Tranche C Term Loans and issuances of Designated Additional Indebtedness; provided that the amount of Restricted Payments that may be made under this Section 8.6(i) in reliance on borrowings of Tranche C Term Loans and issuances of Designated Additional Indebtedness shall be reduced by the amount of Restricted Payments, Permitted Acquisitions and redemptions, repurchases and prepayments of Indebtedness made pursuant to Sections 8.6, 8.8 and 8.9, respectively, in reliance on such borrowings and issuances."

            3.8. Amendment to Section 8.9. Section 8.9(a)(v) of the Credit Agreement is hereby amended by deleting clause (A) in its entirety and substituting in lieu thereof the following new clause (A):

            "(A) the aggregate Net Cash Proceeds from borrowings of Tranche C Term Loans and issuances of Designated Additional Indebtedness after the Closing Date, in each case which are not used for Restricted Payments or Permitted Acquisitions made pursuant to Sections 8.6 or 8.8, respectively,"

            3.9. Amendment to Pricing Grid. Annex A to the Credit Agreement is hereby amended by replacing such exhibit in its entirety with Annex A attached hereto.

            SECTION 4. Waiver of Right to Refuse Prepayment, Pro Rata Application of Prepayments. The requirements of Sections 4.1(b) and 4.8(b) of the Credit Agreement are hereby waived in order to permit the proceeds of the Tranche A-3 Term Loans and Tranche D Term Loans to be applied solely to prepay the Tranche B-2 Term Loans.

            SECTION 5. Effectiveness. This Amendment shall become effective as of the date (the "First Amendment Effective Date") on which the following conditions have been satisfied:

            (a) The Administrative Agent (or its counsel) shall have received
      (i) duly executed and completed counterparts hereof (in the form provided and specified by the Administrative Agent) that, when taken together, bear the signatures of (x) the Borrower and Holdings, (y) the Required Lenders and (x) the Majority Facility Lenders in respect of the Tranche A-2 Term Facility described in clause (a) in the definition of Facility in the Credit Agreement and the Tranche B-2 Term Facility and (ii) an executed Joinder Agreement from each Additional Term Lender.

            (b) The conditions set forth in Section 6.2 of the Credit Agreement shall be satisfied on and as of the First Amendment Effective Date, and the Administrative Agent shall have received a certificate of a Responsible Officer, dated as of the First Amendment Effective Date, to such effect.

            (c) The Administrative Agent shall have received a favorable legal opinion of (i) Jones Day, counsel to the Borrower and Holdings, in form and substance reasonably satisfactory to the Administrative Agent, and
      (ii) Robert J. Bush, Esq., in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent, the Lenders and the New Term Lenders and dated the First Amendment Effective Date, covering such matters relating to the New Term Loans, this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents and security interests thereunder as the Administrative Agent may reasonably request.

            (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, the other Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

            (e) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and the New Term Loans and that the Security Documents to which it is a party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations of such Loan Party.

            (f) The aggregate amount of the Tranche A-3 Term Loan Commitments and the Tranche D Term Loan Commitments of the Additional Term Lenders, as set forth in their Joinder Agreements shall equal or exceed the aggregate principal amount of Tranche B-2 Term Loans of Term Lenders other than any Tranche B-2 Term Loans of any Renewing Term Lenders that are refinanced with New Term Loans made by such Renewing Term Lenders.

            (g) To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

            SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Holdings represents and warrants to each of the Lenders, the Additional Term Lenders and the Administrative Agent that as of the Restatement Amendment Effective Date:

            6.1. This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            6.2. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

            SECTION 7. Effect of Amendment.

            7.1. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

            7.2. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 8. General.

            8.1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            8.2. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

            8.3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            8.4. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                    R.H. DONNELLEY CORPORATION

                                    By: /s/ Jenny Apker
                                        ----------------------------------------
                                        Name: Jenny Apker
                                        Title: Vice President and Treasurer

                                    R.H. DONNELLEY INC.

                                    By: /s/ Jenny Apker
                                        ----------------------------------------
                                        Name: Jenny Apker
                                        Title: Vice President and Treasurer

                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, as Administrative Agent

                                    By: /s/ Susan L. LeFevre
                                        ----------------------------------------
                                        Name: Susan LeFevre
                                        Title: Director

                       Signature Page to First Amendment

                                    SIGNATURE PAGE TO THE FIRST
                                    AMENDMENT, DATED AS OF DECEMBER
                                    6, 2004, TO THE AMENDED AND
                                    RESTATED CREDIT AGREEMENT, DATED
                                    AS OF SEPTEMBER 1, 2004, AMONG
                                    R.H. DONNELLEY CORPORATION,
                                    R.H. DONNELLEY INC., THE LENDERS
                                    FROM TIME TO TIME PARTIES THERETO,
                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, AS ADMINISTRATIVE AGENT,
                                    AND THE OTHER AGENTS PARTIES THERETO.

                                    Check one or more, as applicable:

                                    [ ] The undersigned consents to the First
                                    Amendment.

                                    [ ] The undersigned agrees to be a Tranche
                                    A-3 Term Lender with a Tranche A-3 Term Loan
                                    Commitment in the amount of $___________.

                                    [ ] The undersigned agrees to be a Renewing
                                    Term Lender with a Tranche D Term Loan
                                    Commitment in the amount of its Maximum
                                    Tranche B-2 Rolled Amount.

                                    NAME OF INSTITUTION:

                                    ____________________________________________

                                    By: ________________________________________
                                        Name:
                                        Title:

                                  PLEASE NOTE:

               LENDER SIGNATURES ON FILE WITH ADMINISTRATIVE AGENT